--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                January 31, 1996

Dear Shareholder,

    Since the inception of The BlackRock Investment Quality Term Trust Inc. in 1992, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 was a great year for investments in the bond market following the disappointments of 1994, as yields declined and the value of fixed income securities increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long-term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                            Ralph L. Schlosstein
Chairman                                    President

                                                                January 31, 1996


Dear Shareholder:

    We are pleased to present the annual report for The BlackRock Investment Quality Term Trust Inc. (NYSE symbol: "BQT") for the year ended December 31, 1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified, closed-end bond fund whose investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2004, while providing high current income. The Trust seeks to meet this objective through investments in a broad array of fixed income products including agency mortgage pass-through securities (Fannie Mae, Freddie Mac, or Ginnie Mae), U.S. Treasury and agency securities, asset-backed securities and investment grade corporate debt securities.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its portfolio holdings per share) over the fiscal year:



                           -----------------------------------------------------------
                             12/31/95    12/31/94    Change      High         Low
--------------------------------------------------------------------------------------
Stock Price                   $7.875      $7.00       12.50%     $8.25       $7.00
--------------------------------------------------------------------------------------
Net Asset Value (NAV)         $9.50       $8.21       15.71%     $9.50       $8.19
--------------------------------------------------------------------------------------
Premium/(Discount) to NAV     (17.11%)   (14.74%)    (2.37%)    (15.08%)    (18.66%)
--------------------------------------------------------------------------------------


The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994, has changed the market landscape for fixed income investors. A deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation led to a substantial decrease in interest rates across the Treasury yield curve. At the end of December, the yield of the Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%, while the yield of the 10-year Treasury fell approximately 2.25% to end 1995 at 5.57%.

    The Federal Reserve reversed its policy of "tight" monetary control for the first time in almost two years by lowering the Fed funds target rate by 25 basis points (0.25%) on July 7, in response to economic reports expressing moderate but sustainable economic growth in the first half of the year. During July and early August, the bond market rally temporarily halted as stronger economic data dampened expectations for a follow-up reduction in short-term rates. However, as the fourth quarter began, the economy again showed signs of sluggish growth and interest rates returned to their 1995 lows in anticipation of another Fed ease by year-end. Indeed, the Fed made two quarter-point reductions in the Fed funds rate on December 19 and January 31. These reductions could make the Trust's use of leverage more profitable, as the Treasury yield curve is expected to steepen, resulting in a wider differential (or "spread") between the Trust's borrowing costs and the rates at which the Trust can invest the borrowed funds.

    Market participants remain attentive to the politically-charged debate surrounding Federal budget proposals. Congressional and White House leaders have been unable to fashion a credible 7-year balanced budget agreement, and appear resigned to let the debate linger as we move into the election year. As such, fixed income investors are concerned about a potential credit downgrade or technical default on certain U.S. Treasury issues should policy-makers be unable to reach agreement on extending the Federal debt-ceiling until a budget accord is struck later in the year.

    BlackRock Financial Management is attuned to these continuing political issues, but we remain positive on the fixed income markets in early 1996 as moderate economic and inflationary data have set the stage for continued strong performance for fixed income securities.


The Trust's Portfolio and Investment Strategy

    BlackRock has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the Trust's portfolio compositions as of December 31, 1995 and December 31, 1994.

    Over the fiscal year, the Trust has slightly decreased its exposure to the corporate debt sector from 43% to 37% and increased its allocation to mortgage pass-through securities. The Trust may increase its allocation to corporate debt securities upon opportunity, as these securities offer a higher degree of cash flow stability and call protection than mortgage securities. BlackRock Financial Management remains confident in the Trust's ability to return $10 per share to shareholders at its slated termination date in 2004.

--------------------------------------------------------------------------------
                The BlackRock Investment Quality Term Trust Inc.
--------------------------------------------------------------------------------
Composition                                December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------
Corporate Bonds                                    37%                43%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                             25%                15%
--------------------------------------------------------------------------------
FHA Project Loans                                  10%                11%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs        9%                 6%
--------------------------------------------------------------------------------
Asset-Backed Securities                             7%                 2%
--------------------------------------------------------------------------------
Commercial Mortgage Backed Securities               6%                 4%
--------------------------------------------------------------------------------
Municipal Bonds                                     3%                 1%
--------------------------------------------------------------------------------
Taxable Zero-Coupon Bonds                           2%                 2%
--------------------------------------------------------------------------------
Strip Mortgage Backed Securities                    1%                 0%
--------------------------------------------------------------------------------
U.S. Government Securities                          0%                16%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                           Rating % of Corporates
                              --------------------------------------------------
      Credit Rating              December 31, 1995         December 31, 1994
--------------------------------------------------------------------------------
    AA or equivalent                     15%                        11%
--------------------------------------------------------------------------------
     A or equivalent                     50%                        47%
--------------------------------------------------------------------------------
    BBB or equivalent                    34%                        42%
--------------------------------------------------------------------------------
    BB or equivalent                      1%                         0%
--------------------------------------------------------------------------------

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Investment Quality Term Trust Inc. and extend our continued commitment to addressing your questions and concerns. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have questions which were not addressed in this report.


Sincerely,





Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                The BlackRock Investment Quality Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                               BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                      April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                            $7.875
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                                $9.50
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($7.875)1:         7.62%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                     $0.05000
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                  $0.60000
--------------------------------------------------------------------------------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The dividend is not constant and is subject to change.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------
                           LONG-TERM INVESTMENTS-146.4%
                           Mortgage Pass-Throughs-50.8%
                           Federal Home Loan Mortgage
                             Corporation,
              $21,496+       6.50%, 8/01/25 - 11/01/25 ........... $ 21,260,699
                           Federal Housing Administration,
                2,568        Alliance, 7.35%, 4/01/19 ............    2,626,077
                2,178        Colonial, Series 37,
                             7.40%, 12/01/22 .....................    2,279,776
                1,559        Elkton Care Center,
                             7.30%, 6/01/35 ......................    1,559,983
               10,190        GMAC,Series 51,
                             7.43%, 2/01/21 ......................   10,588,173
                1,261        Middlesex, 8.625%, 9/01/34 ..........    1,307,587
                1,690        Overlook Green South,
                             7.50%, 9/01/34 ......................    1,702,826
                1,921        Providence Apartments,
                             7.25%, 12/01/34 .....................    1,918,584
                2,122        Rosewood, 7.875%, 12/01/34 ..........    2,159,066
                1,525        Senaca Hills, 8.525%, 8/01/34 .......    1,578,149
                1,437        St. Camillus Nursing,
                             7.875%, 9/01/33 .....................    1,451,837
                2,890        Tuttle Grove, 7.25%, 10/01/35 .......    2,857,596
                1,789        USGI, Series 99,
                             7.43%, 10/01/23 .....................    1,879,137
                8,398        USGl, Series 885,
                             7.43%, 3/01/22 ......................    8,809,640
                9,401        USGI, Series 2081,
                             7.43%, 5/01/23 ......................    9,858,993
                1,419        Whitehall, 8.25%, 5/25/35 ...........    1,454,822
                           Federal National Mortgage Association,
                9,811++      Multi-family, 6.35%, 10 Year,
                             1/01/04 .............................    9,998,797
                2,862++      Multi-family, 8.26%, 10 Year,
                             2/01/04 .............................    3,142,176
                2,374++      Multi-family, 8.78%, 10 Year,
                             4/01/04 .............................    2,564,704
                1,587+       Multi-family, 8.89%, 10 Year,
                             4/01/04 .............................    1,780,493
               51,000        7.00%, 7 Year, 1/01/99 ..............   51,924,120
                           Government National Mortgage
                             Association,
                4,636++      6.50%, 4/20/25, 1 Year
                             CMT (ARM) ...........................    4,708,474
               17,213++      6.50%, 5/20/25, 1 Year
                             CMT (ARM) ...........................   17,600,105
                5,433        7.00%, 4/15/23 - 4/15/24 ............    5,498,015
                7,000        7.00%, 30 Year, 1/15/99 .............    7,083,090
                                                                   ------------
                                                                    177,592,919
                                                                   ------------


Right Col.


--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------
                           Multiple Class Mortgage
                           Pass-Throughs-14.1%
                           Federal Home Loan Mortgage
                             Corporation, Multiclass
                             Mortgage Participation
                             Certificates,
              $ 5,000++      Series 1295, Class
                             1295-JB, 3/15/07 ....................  $ 4,577,700
                   97        Series 1430, Class
                             1430-KA, 12/15/21, (I) ..............    3,104,000
                1,732++      Series 1433, Class
                             1433-S, 11/15/22 ....................    1,175,766
                   79        Series 1459, Class
                             1459-JA, 8/15/20, (I) ...............    2,231,750
               11,030++      Series 1751, Class
                             1751-PL, 10/15/23, (I) ..............    1,757,884
                           Federal National Mortgage
                             Association, REMIC Pass-
                             Through Certificates,
                4,398++      Trust 269, Class 1, 8/01/22 .........    4,645,373
                6,348++      Trust 1990-33, Class 33-B,
                             10/25/16, (P) ......................    4,507,201
                  106++      Trust 1990-108, Class 108-H,
                             9/25/20, (I) ........................    1,994,087
                   85        Trust 1991-30, Class 30-M,
                             4/25/21, (I) .......................    2,055,221
                3,883+       Trust 1992-192 Class 192-SB,
                             11/25/07 ...........................    3,545,220
                3,731+       Trust 1993-212, Class 212-SB,
                             11/25/08 ...........................    3,125,034
                3,500+       Trust 1994-M1, Class B, 10/25/03 ....    3,572,188
                  950        Trust 1994-10 Class 94-010E,
                             1/25/24 .............................      788,123
                4,634        Trust 1994-22, Class 22-SA, 1/25/24..    3,707,175
                6,328+       Trust 1994-33, Class 33-SA,
                             2/25/08 .............................    5,062,548
                4,015        Trust 1994-42, Series 42-SO,
                             3/25/23 .............................      550,205
                3,000      Small Business Administration,
                             Participation Certificate, Series
                             1995-10, Class 10-C, 7.35%,
                             8/01/05 .............................    3,184,687
                                                                   ------------
                                                                     49,584,162
                                                                   ------------

                           Commercial Mortgage-Backed
                           Securities-9.4%
AAA             2,000      AETNA, Series 1995-C5 Class B,
                             6.74%, 1/25/26 ......................    2,003,750
A               2,700      American Southwest Financial
                             Securities Corp., Series 1994-
                             C2, Class A4, 8.00%, 8/25/10 ........    2,762,289
A               5,000      CS First Boston Corp., Series
                             1995-AEW I Class C, 7.458%,
                             11/25/27 ............................    5,100,000
AA              4,000      Debartolo Capital Partnership,
                             Class B1, 7.61%, 5/01/04 ............    4,261,740



                           See Notes to Financial Statements.

Left Col.


--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------

Baa2          $ 4,000      DLJ Mortgage Acceptance Corp.,
                             Series 1992-MF3, Class B,
                             10.25%, 6/18/07 ..................... $  4,262,552
BBB+            6,485      FDIC REMIC Trust, Series 1994-C1,
                             Class 2-F, 8.70%, 9/25/25 ...........    6,874,513
BBB             2,000      FSA Finance, Inc., Series 1, Class C,
                             8.31%, 6/01/02 ......................    2,095,220
A               2,000      LTC Commercial Mortgage Pass
                             Through Certificates, Series
                             1994-1, Class 1-D, 10.00%,
                             6/15/26, ............................    2,288,361
BBB             2,600      Nomura Asset Capital Corp.,
                             Series 1993-M1, Class A3,
                             7.64%, 11/25/03 .....................    2,624,405
BBB               500      PaineWebber Mortgage
                             Acceptance Corp., Series 1995-
                             M2, Class D, 7.20%, 12/01/03 ........      503,708
                                                                   ------------
                                                                     32,776,538
                                                                   ------------
                           Strip Mortgage-Backed
                           Securities-0.5%
                6,880      Federal National Mortgage
                             Association,
                             Trust 63, Class 2, 6/01/18 (I/O) ....    1,758,587
                                                                   ------------
                           Corporate Bonds-54.7%
                           Finance & Banking-29.4%
A3              2,450      AmSouth Bancorp,
                             6.75%, 11/01/25 .....................    2,586,710
Baa1            2,000      Bank of Boston Corp.,
                             6.625%, 2/01/04 .....................    2,031,120
A2              2,000      Bank of Hawaii,
                             6.875%, 6/01/03 .....................    2,064,180
A-              8,000      Bank of New York Co., Inc.
                             6.625%, 6/15/03 .....................    8,221,760
A               3,000      BankAmerica Corp.,
                             7.875%, 12/01/02 ....................    3,296,463
A               2,000      Bear Stearns Cos., Inc.,
                             8.75%, 3/15/04 ......................    2,285,660
A2              5,000      Chase Manhattan Corp.,
                             7.50%, 2/01/03 ......................    5,370,200
                           Dean Witter Discover & Co.,
A                 750        5.00%, 4/01/96 ......................      749,092
A               2,000        6.875%, 3/01/03 .....................    2,083,600
A2              3,000      Den Danske Bank,
                             7.25%, 6/15/05 ......................    3,138,281
A               1,300      Equitable Life of America,
                             6.95%, 12/01/05 .....................    1,319,706
AA-             5,000      Farmers Insurance,
                             8.50%, 8/01/04 ......................    5,255,350
A-              5,000      First Bank System, Inc.,
                             8.00%, 7/02/04 ......................    5,550,789
A               3,000      First Chicago Corp.,
                             6.875%, 6/15/03 .....................    3,123,780
A+              2,000      First Colony Corp.,
                             6.625%, 8/01/03 .....................    2,029,600
A3              2,000      First Fidelity Bancorp,
                             6.80%, 6/15/03 ......................    2,052,120
A3              5,000      First Interstate Bancorp,
                             9.125%, 2/01/04 .....................    5,881,400
A-              2,000      First Union Corp.,
                             7.25%, 2/15/03 ......................    2,115,080




Right Col.


--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------
BBB           $ 1,000      First USA Bank,
                             4.85%, 1/10/96 ...................... $  1,000,000
A+              2,070      Goldman Sachs Group,
                             7.875%, 1/15/03 .....................    2,243,921
A2              2,000      Heller Financial, Inc.,
                             7.75%, 5/15/97 ......................    2,055,260
AA              2,500      John Hancock Mutual Life
                             Insurance Co., 7.375%, 2/15/24 ......    2,499,387
                           Metropolitan Life Insurance Co.,
AA              1,000        6.30%, 11/01/03 .....................      986,734
AA-             2,300        7.00%, 11/01/05 .....................    2,361,364
A-              2,000      NationsBank,
                             8.57%, 11/15/24 .....................    2,430,680
AA-             1,000      Nationwide Mutual Life,
                             7.50%, 2/15/24 ......................      950,000
Baa3            3,100      New American Capital, Inc.,
                             7.31%, Series C, 4/12/00 ............    3,100,000
AA              1,300      New York Life Insurance Corp.,
                             7.50%, 12/15/23 .....................    1,332,565
A+              2,000      Norwest Corp.,
                             6.625%, 3/15/03 .....................    2,051,500
A-              3,800      Old Kent Financial Corp.,
                             6.625%, 11/15/05 ....................    3,856,821
                           PaineWebber Group, Inc.,
BBB               500        6.90%, 2/09/05 ......................      495,165
BBB+            2,000        8.875%, 3/15/05 .....................    2,276,400
BBB+            3,100      Reliaster Financial Corp.,
                             6.625%, 9/15/03 .....................    3,069,813
Baa1            2,000      Salomon Inc.,
                             6.75%, 1/15/06 ......................    1,938,129
A-              2,000      Smith Barney Holdings, Inc.,
                             5.375%, 6/01/96 .....................    1,996,360
BBB+            2,000      Southtrust Corp.,
                             7.00%, 5/15/03 ......................    2,031,380
A+              2,000      Travelers, Inc.,
                             6.125%, 6/15/00 .....................    2,007,040
BBB-            1,000      Union Planters Corp.,
                             6.25%, 11/01/03 .....................      994,740
A+              2,000      US Life Corp.,
                             6.375%, 6/15/00 .....................    2,033,740
A+              2,000      US West Capital Funding, Inc.,
                             6.75%, 10/01/05 .....................    2,054,799
                                                                   ------------
                                                                    102,920,689
                                                                   ------------

                           Corporate Bonds-
                           Industrials-12.6%
A3                400      American Airlines, Inc.,
                             10.44%, 3/04/07 .....................      500,750
BBB-            3,000      Centex Corp.,
                             7.375%, 6/01/05 .....................    3,081,630
AA-             2,000      Coca Cola Enterprises, Inc.,
                             7.875%, 2/01/02 .....................    2,193,160
Baa2            2,000      Conagra, Inc.,
                             7.40%, 9/15/04 ......................    2,126,621
A3              1,525      Eastman Chemical Co.,
                             7.25%, 1/15/24 ......................    1,606,862
A+              5,500      Ford Motor Credit Co.,
                             6.625%, 6/30/03 .....................    5,631,560
BBB+            5,000      Lukens, Inc.,
                             7.625%, 8/01/04 .....................    5,390,700
BBB-            2,000      Lyondell Petrochemical Co.,
                             9.125%, 3/15/02 .....................    2,280,557
BBB+            5,000      Newmont Mining Corp.,
                             8.00%, 12/01/04 .....................    5,574,200




                           See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------
BBB           $ 3,000      News America Holdings, Inc.,
                             8.50%, 2/15/05 ...................... $  3,377,850
BBB             2,000      Pep Boys-Manny, Moe & Jack,
                             6.625%, 5/15/03 .....................   2,021 ,617
A               5,020      Philip Morris Cos., Inc.,
                             8.25%, 10/15/03 .....................    5,596,296
BBB-            2,000      Ralcorp Holdings, Inc.,
                             8.75%, 9/15/04 ......................    2,254,682
BBB-            2,300      Telecommunications, Inc.,
                             8.25%, 1/15/03 ......................    2,487,445
                                                                   ------------
                                                                     44,123,930
                                                                   ------------
                           Corporate Bonds-
                           Sovereign & Provincial-5.7%
A-              2,000      Canadian Pacific Ltd.,
                             6.875%, 4/15/03 .....................    2,059,703
AA-             3,250      Korea Electric Power Corp.,
                             6.375%, 12/01/03 ....................    3,257,389
AA-             2,000      Ontario Province,
                             7.75%, 6/04/02 ......................    2,191,366
A+              5,000      Petronas, Malaysia,
                             6.875%, 7/01/03 .....................    5,158,688
A3              3,500      Phillips Electric,
                             7.75%, 4/15/04 ......................    3,826,553
A+              3,125      Quebec Province,
                             7.50%, 7/15/02 ......................    3,347,277
                                                                   ------------
                                                                     19,840,976
                                                                   ------------
                           Corporate Bonds-
                           Utilities-7.0%
BBB             3,000      Commonwealth Edison,
                             7.375%, 9/15/02 .....................    3,171,960
AA-             3,000      GTE North, Inc.,
                             6.00%, 1/15/04 ......................    2,982,150
BBB-            5,000      Gulf States Utilities Co.,
                             8.25%, 4/01/04 ......................    5,391,250
Ba1             5,400      Niagara Mohawk Power Corp.,
                             7.375%, 8/01/03 .....................    5,140,567
Baa2            2,000      Ohio Edison Co.,
                             8.625%, 9/15/03 .....................    2,235,225
BBB+            5,000@     Texas Utilities Electric Co.,
                             8.25%, 4/01/04 ......................    5,627,350
                                                                   ------------
                                                                     24,548,502
                                                                   ------------
                           Asset-Backed Securities-9.8%
AAA            10,000+     Community Program Loan Trust,
                             Series 1987-A,
                             Class A4, 4.50%, 10/1/18 ............    8,850,000
AAA             4,000++    Discover Card Master Trust, Series
                             1993-3, Class A,
                             6.20%, 5/16/06 ......................    4,028,720
AAA             3,000++    NationsBank Corp., Series 1993-2,
                             Class A, 6.00%, 12/15/05 ............    2,999,040
AAA             5,000++    Standard Credit Card Master Trust,
                             Series 1993-2, Class A, 5.95%,
                             10/7/04 .............................    4,959,350
AAA             8,250+     Series 1995-1, Class A, 8.25%,
                             1/7/07 ..............................    9,384,375
A               4,000      Student Loan Marketing
                             Associates, Series 1995-1
                             Class B, 6.19%, 10/25/09 ............    4,000,000
                                                                   ------------
                                                                     34,221,485
                                                                   ------------




Right Col.



--------------------------------------------------------------------------------
              Principal
  Rating*      Amount                                                  Value
(Unaudited)    (000)             Description                         (Note 1)
--------------------------------------------------------------------------------
                           Municipal Bonds-4.2%
AA-           $ 2,000      Fresno California Pension
                             Obligation, 7.15%, 6/01/04 .......... $  2,070,160
BBB+            4,375      Lake County Florida Resource
                             Recovery Rev., 7.125%, 10/01/99 .....    4,394,906
AAA             4,000      Los Angeles County California
                             Pension, Taxable Series D,
                             6.77%, 6/30/05 ......................    4,108,320
AAA             3,500      Los Angeles County California
                             Pension, Series A,
                             8.62%, 6/30/06 ......................    4,063,640
                                                                   ------------
                                                                     14,637,026
                                                                   ------------

                           Taxable Zero-Coupon Bonds-2.9%
                9,806++    Financing Corp. (FICO Strip),
                             Series D, 3/26/04 ...................    6,039,123
                6,893      U.S. Treasury Receipts,
                             5/15/04 .............................    4,308,544
                                                                   ------------
                                                                     10,347,667
                                                                   ------------
                           Total long-term investments
                             (cost $492,635,271) .................  512,352,481


                           SHORT-TERM INVESTMENT-0.9%
                           Discount Note
                3,200      Federal Home Loan Bank, (a)
                             5.75%, 1/02/96
                             (cost $3,199,489) ...................    3,199,489
                                                                   ------------
                           Total Investments-147.3%
                             (cost $495,834,760) .................  515,551,970
                           Other liabilities in excess of
                             other assets-(47.3%) ................ (165,690,227)
                                                                   ------------
                           NET ASSETS-100% ....................... $349,861,743
                                                                   ============


  * Using the higher of the Standard & Poor's or Moody's rating.
  + In aggregate,  $49,286,245  of principal  amount  pledged as  collateral for reverse repurchase agreements.
 ++ Entire  principal  amount  pledged  as  collateral  for  reverse  repurchase agreements.
  @ Entire principal amount pledged as collateral for futures transactions.
(a) Security was purchased on a discount basis, the interest rate shown has been adjusted to reflect a money market equivalent yield.



---------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
    ARM-     Adjustable Rate Mortgage.
    CMO-     Collateralized Mortgage Obligation.
    CMT-     Constant Maturity Treasury.
    I-       Denotes a CMO with interest only characteristics.
    I/O-     Interest Only.
    P-       Denotes a CMO with principal only characteristics.
    REMIC-   Real Estate Mortgage Investment Conduit.
----------------------------------------------------------------------


                           See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $495,834,760)
  (Note 1) .....................................................   $515,551,970
Cash ...........................................................        191,568
Interest receivable ............................................      6,440,833
Receivable for investments sold ................................        122,864
Due from broker-variation margin ...............................         26,718
Deferred organization expenses and other
  assets .......................................................         18,675
                                                                   ------------
                                                                    522,352,628
                                                                   ------------

Liabilities
Reverse repurchase agreements (Note 4) .........................    112,006,742
Payable for investments purchased ..............................     59,232,778
Interest payable ...............................................        519,501
Dividends payable ..............................................        228,515
Advisory fee payable (Note 2) ..................................        176,714
Administration fee payable (Note 2) ............................         35,343
Other accrued expenses .........................................        291,292
                                                                   ------------
                                                                    172,490,885
                                                                   ------------
Net Assets .....................................................   $349,861,743
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) ................................   $    368,106
  Paid-in capital in excess of par .............................    344,473,944
                                                                   ------------
                                                                    344,842,050
  Accumulated net realized losses ..............................    (14,297,583)
  Net unrealized appreciation ..................................     19,317,276
                                                                   ------------
  Net assets, December 31, 1995 ................................   $ 349,861,743
                                                                   ============

Net asset value per share:
                .
  ($349,861,743 - 36,810,639 shares of
                .
  common stock issued and outstanding) .........................          $9.50
                                                                          =====




Right Col.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------
Net Investment Income
Income
  Interest earned (net of premium amortization
    of $1,287,670 and interest expense of
    $8,299,172) ..................................................  $25,265,100
                                                                    -----------
Expenses
  Investment advisory ............................................    1,978,719
  Administration .................................................      395,744
  Reports to shareholders ........................................      188,000
  Custodian ......................................................      186,400
  Directors ......................................................       72,000
  Transfer agent .................................................       36,000
  Audit ..........................................................       34,000
  Legal ..........................................................        5,000
  Miscellaneous ..................................................      119,796
                                                                    -----------
    Total operating expenses .....................................    3,015,659
                                                                    -----------
  Net investment income ..........................................   22,249,441
                                                                    -----------

Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss)
  Investments ....................................................    3,718,472
  Short Sales ....................................................   (2,256,633)
  Futures ........................................................   (4,620,007)
                                                                    -----------
                                                                     (3,158,168)
                                                                    -----------
Net change in unrealized
appreciation (depreciation)
  Investments ....................................................   51,617,455
  Futures ........................................................     (338,361)
  Short sales ....................................................      351,525
                                                                    -----------
                                                                     51,630,619
                                                                    -----------
  Net gain on investments ........................................   48,472,451
                                                                    -----------

Net Increase In Net Assets
Resulting from Operations ........................................  $70,721,892
                                                                    ===========

See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Cash Flows
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received .............................................   $36,778,441
  Operating expenses and excise taxes paid ......................    (2,913,662)
  Interest expense paid .........................................    (8,642,731)
  Proceeds from disposition of short-term
    portfolio investments, net ..................................     4,327,511
  Purchase of long-term portfolio investments ...................  (742,123,606)
  Proceeds from disposition of long-term
    portfolio investments .......................................   778,451,781
  Variation margin on futures ...................................    (4,952,492)
  Other .........................................................        31,378
                                                                    -----------
  Net cash flows provided by operating
    activities ..................................................    60,956,620
                                                                    -----------

Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .....................   (37,793,076)
  Cash dividends paid ...........................................   (23,094,843)
                                                                    -----------
  Net cash flows used for financing activities ..................   (60,887,919)
                                                                    -----------
Net increase in cash ............................................        68,701
Cash at beginning of year .......................................       122,867
                                                                    -----------
Cash at end of year .............................................   $   191,568
                                                                    ===========

Reconciliation of Net Increase in Net
Assets Resulting from Operations to
Net Cash Flows Provided by Operating Activities
Net increase in net assets resulting from
  operations ....................................................   $70,721,892
                                                                    -----------
Increase in investments .........................................   (17,883,077)
Net realized loss 3,158,168
Increase in unrealized appreciation .............................   (51,630,619)
Decrease in interest receivable .................................     1,952,218
Decrease in variation margin receivable .........................         5,876
Decrease in receivable for investments sold .....................     3,260,762
Decrease in deposits with brokers
  for investments sold short ....................................    14,515,500
Decrease in other assets ........................................        45,378
Increase in payable for investments purchased ...................    51,414,484
Decrease in payable for investments sold short ..................   (14,348,400)
Decrease in interest payable ....................................      (343,559)
Increase in other accrued expenses ..............................        87,997
                                                                    -----------
  Total adjustments .............................................    (9,765,272)
                                                                    -----------
Net cash flows provided by operating activities .................   $60,956,620
                                                                    ===========





Right Col


--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

                                                    Years Ended December 31,
                                                 ------------------------------
                                                     1995              1994
                                                 ------------      ------------
Increase (Decrease) in
Net Assets


Operations:

  Net investment income ........................  $ 22,249,441     $ 22,754,023

  Net realized gain (loss) on
    investments, short sales
    and futures ................................   (3,158,168)       (2,624,792)

  Net change in unrealized
    appreciation
    (depreciation) on
    investments, short sales
    and futures ................................   51,630,619        40,069,454)
                                                 ------------      ------------

  Net increase (decrease) in
    net assets resulting from
    operations .................................   70,721,892       (19,940,223)

Dividends & Distributions:
  Dividends from net
    investment income ..........................  (22,249,441)      (25,122,697)

  Distributions in excess of
    net investment income ......................     (757,692)       (1,318,324)
                                                 ------------      ------------
  Total dividends &
    distributions ..............................  (23,007,133)      (26,441,021)
                                                 ------------      ------------
  Total increase (decrease) ....................   47,714,759       (46,381,244)


Net Assets

Beginning of year ..............................  302,146,984       348,528,228
                                                 ------------      ------------

End of year .................................... $349,861,743      $302,146,984
                                                 ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                                April 29, 1992*
                                                                  Year Ended December 31,           through
                                                            -----------------------------------  December 31,
                                                              1995         1994         1993        1992
                                                            --------     --------     --------    --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................   $   8.21     $   9.47     $   9.57   $   9.40
                                                            --------     --------     --------    --------
  Net investment income (net of interest expense of
     $.23, $.17, $.15 and $.08, respectively) ...........        .60          .62          .80         .54
  Net realized and unrealized gain (loss) on investments        1.31        (1.16)        (.16)        .19
                                                            --------     --------     --------    --------
Net increase (decrease) from investment operations ......       1.91         (.54)         .64         .73
                                                            --------     --------     --------    --------
Dividends from net investment income ....................       (.60)        (.68)        (.74)       (.54)
                                                            --------     --------     --------    --------
Distributions in excess of net investment income ........       (.02)        (.04)         -           -
                                                            --------     --------     --------    --------
Capital charge with respect to issuance of shares .......        -            -            -          (.02)
                                                            --------     --------     --------    --------
Net asset value, end of period** ........................   $   9.50     $   8.21     $   9.47    $   9.57#
                                                            ========     ========     ========    ========
Market value, end of period** ...........................   $  7.875     $   7.00     $  9.375    $  9.375
                                                            ========     ========     ========    ========
TOTAL INVESTMENT RETURN+ ................................     21.91%      (18.10%)       7.96%       5.24%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses## ....................................      0.92%        0.93%        0.89%        0.91%++
Net investment income ...................................      6.76%        7.10%        8.19%        8.45%++

SUPPLEMENTAL DATA:
Average net assets (in thousands) .......................   $328,950     $320,366     $358,623     $348,471
Portfolio turnover ......................................       160%         111%          77%          26%
Net assets, end of period (in thousands) ................   $349,862     $302,147     $348,528     $352,417
Reverse repurchase agreements outstanding, end of period
  (in thousands) ........................................   $112,007     $149,800     $156,558     $172,195
Asset coverage+++ .......................................   $  4,124     $  3,017     $  3,226     $  3,047

----------------
*  Commencement of investment operations.
** NAV and market value are published in The Wall Street Journal each Monday.
# Net asset value immediately after the closing of the first public offering was $9.38.
## The ratios of  expenses,  including  excise  tax,  to average net assets were
   0.92%, 0.94%, 0.92% and, 0.97% for the periods indicated above, respectively. + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
++ Annualized.
+++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock Investment Quality Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day



Right Col.


prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

  In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of

Left Col.


the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of





Right Col.


the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1995.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net invest- ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Deferred Organization Expenses: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.


Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

Left Col.

  The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets until December 31, 1998, 0.50% from January 1, 1999 to December 31, 2002 and 0.40% from January 1, 2003 to the termination or liquidation of the Trust. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.


Note 3. Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1995 aggregated $793,538,090 and $767,973,363, respectively.

  The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1995, the Trust held no illiquid or restricted securities.

  The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $19,717,210 (gross unrealized appreciation- $22,185,949; gross unrealized depreciation-$2,468,739).

  For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1995 of approximately $17,239,100, of which $10,957,800 expires in 2001, $2,436,800 expires in 2002 and $3,844,500 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.



Right Col.

  During the year ended December 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1995 are as follows:
                                       Value at       Value at       Unrealized
Number of               Expiration      Trade       December 31,   Appreciation/
Contracts    Type          Date         Date          1995        (Depreciation)
---------    ----       ----------    ---------     ------------  --------------
             Short
           position:
 180     30 yr. T-Bond   Mar. 1996   $21,216,645    $21,864,375      $(647,730)
             Long
           position:
1,260    2 yr. T-Note    Mar. 1996   131,865,173    132,112,969        247,796
                                                                     ---------
                                                                     $(399,934)
                                                                     =========


Note 4. Borrowings
Reverse  Repurchase  Agreements:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

 The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $122,515,000 at a weighted average interest rate of approximately 6.03%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $152,715,500 as of February 28, 1995 which was 30.8% of total assets. Dollar
Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

  The average monthly balance of dollar rolls outstanding during the year ended December 31, 1995 was approximately $31,685,000. The maximum amount of dollar rolls outstanding at any month-end during the year was $60,425,625 as of October 31, 1995, which was 11.52% of total assets.

(Left Column)

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at December 31, 1995, the Adviser owned 10,639 shares.

(Right Column)

Note 6. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0500 per share payable January 31, 1996 and February 29, 1996 to shareholders of record on January 16, 1996 and February 15, 1996, respectively.


Note 7.
Quarterly Data (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Net realized and  Net increase (decrease)
                                                       unrealized      in net assets         Dividends
                                    Net investment     gain (loss)     resulting from           and                      Period end
  Quarterly           Total             income       on investments       operations        Distributions    Share price  net asset
   period            income        Amount Per share  Amount Per share  Amount  Per share  Amount  Per share  High    Low    value
  ---------          ------        ----------------  ----------------  -----------------  -----------------  ------------   -------
January 1, 1994 to
 March 31, 1994 .. $8,119,280   $6,254,974  $.17  $(21,103,607)$(.57) $(14,848,633)$(.40) $7,116,601  $.18   $9 3/8   $7 3/4  $8.87
April 1, 1994 to
 June 30, 1994 ...  4,962,269    5,272,744   .15   (10,403,206) (.28)   (5,130,462) (.14)  6,441,445   .18    8 1/4   7 3/8    8.56
July 1, 1994 to
 September 30, 1994 6,586,341    5,589,671   .15    (4,247,936) (.12)    1,341,735   .04   6,441,481   .18    8       7        8.42
October 1, 1994 to
 December 31, 1994  6,091,322    5,636,634   .15    (6,939,497) (.19)   (1,302,863) (.04)  6,441,494   .18    7 3/8   6 5/8    8.21
January 1, 1995 to
 March 31, 1995 ..  6,270,299    5,558,153   .15    15,629,817   .42    21,187,970   .57   5,982,026   .16    7 1/2   7        8.62
April 1, 1995 to
 June 30, 1995 ...  6,338,180    5,581,999   .15    20,052,401   .55    25,634,400   .70   5,982,063   .16    8       7 3/8    9.16
July 1, 1995 to
 September 30, 1995 6,114,704    5,340,237   .15       952,984   .02     6,293,221   .17   5,521,584   .15    8       7 3/8    9.18
October 1, 1995 to
 December 31, 1995  6,541,917    5,769,052   .15    11,837,249   .32    17,606,301   .47   5,521,460   .15    8 1/4   7 1/2    9.50
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Term Trust Inc., including the portfolio of investments, as of December 31, 1995, and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 29, 1992 (commencement of investment operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and finanical highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable asurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights persent fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 1995, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1995.

    During the fiscal year ended December 31, 1995, the Trust paid dividends of $0.6250 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1996.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trusts investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.


Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock Exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., the nation's eleventh largest banking organization.


What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.


What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33-1/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends
 Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage. Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interestrates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):         Mortgage  instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:          Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End Fund:                  Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated
                                  investment objectives and policies.

Collateralized
Mortgage Obligations (CMOs):      Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Discount:                         When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                         This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:            Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:                              Federal Housing Administration, a government agency that facilitates a secondary mort-
                                  gage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:                            Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corpora-
                                  tion that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as
                                  Freddie Mac.

FNMA:                             Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as
                                  Fannie Mae.

GNMA:                             Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:            Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA
                                  (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage
                                  Corporation).

Interest-Only Securities (I/O):   Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

Market Price:                     Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:            A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll"
                                  period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:           Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:     Collateralized Mortgage Obligations.

Net Asset Value (NAV):            Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on
                                  Saturday and The Wall Street Journal on Monday.

Principal-Only Securities (P/O):  Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

Project Loans:                    Mortgages for multi-family, low- to middle-income housing.

Premium:                          When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:                            A real estate mortgage investment conduit is a multiple-class security backed by mortgage-
                                  backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes.
                                  Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                        Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements:    In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Strip Mortgage-Backed
Securities:                       Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                       BlackRock Financial Management Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------


Taxable Trusts
--------------------------------------------------------------------------------

Perpetual Trusts                                               Stock    Maturity
                                                               Symbol     Date
                                                               ------   --------
The BlackRock Income Trust Inc. ................................ BKT       N/A
The BlackRock North American Government Income Trust Inc. ...... BNA       N/A

Term Trusts

The BlackRock 1998 Term Trust Inc. ............................. BBT      12/98
The BlackRock 1999 Term Trust Inc. ............................. BNN      12/99
The BlackRock Target Term Trust Inc. ........................... BTT      12/00
The BlackRock 2001 Term Trust Inc. ............................. BLK      06/01
The BlackRock Strategic Term Trust Inc. ........................ BGT      12/02
The BlackRock Investment Quality Term Trust Inc. ............... BQT      12/04
The BlackRock Advantage Term Trust Inc. ........................ BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ...... BCT      12/09



Tax-Exempt Trusts
--------------------------------------------------------------------------------

Perpetual Trusts                                               Stock    Maturity
                                                               Symbol     Date
                                                               ------   --------
The BlackRock Investment Quality Municipal Trust Inc. .......... BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust ....... RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc. . RNY       N/A


Term Trusts

The BlackRock Municipal Target Term Trust Inc. ................. BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ........... BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.. BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ........ BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. .. BLN      12/08
The BlackRock Insured Municipal Term Trust Inc. ................ BMT      12/10




 If you would like further information please call BlackRock at (800) 227-7BFM or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                                   An Overview
--------------------------------------------------------------------------------

    BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds which trade on either the New York Stock or American Stock
Exchanges, several open-end funds and over 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities market, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.

(Left Column)

---------
BlackRock
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Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the
purchase or sale of any securities.
                   The BlackRock Investment
                    Quality Term Trust Inc.
          c/o Prudential Mutual Fund Management, Inc.
                          32nd Floor
                       One Seaport Plaza
                       New York, NY 10292
                         (800) 227-7BFM
          Printed on recycled paper       09247J-10-2


(Right Column)

The BlackRock
Investment Quality
Term Trust Inc.
-----------------------------------------------------
Annual Report
December 31, 1995